Roadshow Presentation April 2014 Roadshow Presentation April 2014 Exhibit 99.1

Forward Looking Statements
This presentation may contain certain forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Forward-looking statements are indicated by words or phrases such as "guidance," "believes,"
"expects," "anticipates," "estimates," "plans," "continuing," "ongoing," and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the risk that Safeway Inc. does not complete the anticipated spin-off to Safeway stockholders of the Blackhawk stock that it holds (the Spin-Off); our ability to realize some or all of the potential benefits of the Spin-Off, including the potential tax benefit and new business opportunities; our ability to grow adjusted operating revenues and adjusted net income as anticipated, our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners' businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the requirement that we comply with applicable laws and regulations, including increasingly stringent money-laundering rules and regulations, risks related to our ongoing relationship with Safeway and other risks and uncertainties described in our reports and filings with the Securities and Exchange
Commission, including the risks and uncertainties set forth in Item 1A under the heading Risk
Factors in our recent Annual Report on Form 10-K.  We undertake no obligation to update forward-
looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Blackhawk Overview
• Full range of prepaid products
• Broadest gift card selection
• Distribution in 21 countries -- 400
distribution partners
• Proprietary platform for activation,
processing and settlement
• API-based solutions for digital and
mobile channels
• Corporate incentives and rewards
channel

The Gift Card Mall
Adjusted
Operating Revenue¹
Adjusted
EBITDA¹
Note 1: Adjusted for non-cash and non-recurring items
including Safeway commission changes through 2013 – see
appendix for reconciliation.
$216
$541
2009 2013
$43
$114
2009 2013
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Consumers
Content Providers
Distribution Partners
BLACKHAWK NETWORK

BLACKHAWK NETWORK

Blackhawk Overview – Network Benefits

Consumers
Estimated 300 million
visits per week
Broad selection in convenient,
one-stop location
Multi-channel: in-store, online
and mobile
Distribution Partners
Over 180,000 active retail distribution locations
Highly productive, growing product category
“Store-within-the-store” destinations that drive traffic and sales
Processed 242 million load
transactions and $10 billion
load value in 2013
Content Providers
Over 600 leading
consumer brands
Drive incremental traffic and
sales
Expand consumer reach and
acquisition
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Expanding Market Opportunities
History Of Innovation
Diversified Revenue Base, Good Visibility
Growth Track Record
A Leading Prepaid Payment Network
Blackhawk Investment Highlights

Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

• Channel shift to third-party gift
cards with creation of
“destination card malls”
• “Self-use” of gift cards
• Recent growth of prepaid
telecom products
• Digitalization of gift cards and
wallets through online and
mobile use
• Incentives & rewards shifting
from physical and travel
products to gift cards
Significant Market Opportunity

Incentives &
Rewards
Third-Party
Gift Cards
General Purpose
Reloadable
Prepaid Telecom
Total Addressable Prepaid Market ($B) Powerful Trends
Substantial Opportunity for Growth
$88
$56
$40
$37
$10
$221
Blackhawk 2013
Load Value
Total Prepaid Market
2015E Load Value
Source: Mercator, U.S. Prepaid Cards Market Forecasts 2012-2015; Mercator, Prepaid Distribution Strategies in the United States 2013. Third-party gift cards consist of closed loop gift cards sold through third-party in-store card malls, all open loop gift cards and digital media cards. We believe that the majority of all open loop gift and digital media cards distributed are third-party distributed.

Strong IPO Year
• Worldwide load value growth 17%
- Productivity improvements:
8% growth
- New Content and Distribution
Partners:  7% growth
- Acquisitions of Retailo and
InteliSpend in late Q4’13:  2%
growth
+23%
+24%
+27%
21%

Adjusted Operating
Revenue Growth YoY
Adjusted EBITDA
Growth YoY
Adjusted Net Income
Growth YoY
Adjusted EBITDA
Margin
+21%
+15%
+14%
21%
Pro-forma
FY 2013
Financial Performance Since IPO
Key Milestones
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited
As
Reported

Spin-off Transaction Overview
• On March 24, 2014 Safeway announced they anticipate
completing the distribution of remaining Blackhawk shares to
Safeway Inc. stockholders on April 14, 2014

Note 1: Total outstanding includes 12,419 (3.0% voting) Class A Shares and 40,168 (97.0% voting)
Class B Shares.
Shares in 000s (as of March 22, 2014) # Shares % Outstanding
Shares sold at IPO on 4/18/13 11,500
Additional shares sold post IPO 773
Total public float 12,273 23.3%
Safeway 37,849 72.0%
Other (partners, management) 2,465 4.7%
Total outstanding (1) 52,587 100.0%
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Spin-off Transaction Benefits

Expands Distribution
Opportunities
Strengthens Strategic
Positioning
Independent Capital
Structure
Increases Float Significantly increases from <25% to ~95%
Eliminates competitive concerns with certain retail
partners; flexibility to pursue government opportunities
Enhances ability to evaluate strategic opportunities
Provides financial flexibility with greater access to
capital and ability to pursue acquisition opportunities
Retention of Key
Personnel
Better positioned to retain and hire top performing
employees
Tax Benefit to
Blackhawk
Substantial benefit ($450M over 15 years) if Safeway
Albertsons merger is consummated
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Potential Tax Benefit

Overview
Approximate Financial Impact
($M except per share)(1)
• If Safeway – Albertsons merger
consummated, Safeway to bear
the cost on taxable distribution of
Blackhawk stock
• Blackhawk retains the benefit of
the tax basis step-up
• Subject to terms of Tax Sharing
Agreement and, among other
things, Blackhawk generating
adequate taxable income to fully
utilize the additional deductions
Note 1: Estimates for illustrative
purposes based on Blackhawk closing
price on 3/31/14.  Actual step-up and
subsequent tax deductions are
dependent on value of Blackhawk on
date of distribution
Tax Savings  (@ 39% Tax Rate)
~$450
PV @ 10% ~$230
Annual Benefit (15 years)
~$30
PV per Share ~$4.50
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Growth Opportunities

1
2
3
4
5
6
Enhance Productivity at Retail
Expand Content, Products and Services
Expand Domestic Distribution
Grow International Business
Address New Payment Markets
Strategic Acquisitions
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

GIFT CARD MALL
multipacks
gift cards make perfect gifts

BLACKHAWK NETWORK

Enhance Productivity at Retail
1

• Continue migrating U.S.
grocery stores into Best
Practices
• One additional top 10
distribution partner with fuel
loyalty
• Continue to expand open loop
gift including variable load
• Add local/regional content
and more discount deals
• New planogramming and data
analysis tools
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

cash for gift cards
gift card
Unspent gift cards?

alula
cash for your gift cards
cash

No Contract Phones
Unlimited

T-Mobile
VISA

GIFT CARD MALL

amazon.com

go wallet

BLACKHAWK NETWORK

Expand Products and Services
2
• Cardpool target revenue
growth of 45%
• Telecom Online Top-Up and
SIM Cards
• T-Mobile Mobile Money
• Continue development of
partners and technology to
win in digital and mobile
channels

Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

THE HOME DEPOT
Shell
MACERICH

COSTCO WHOLESALE
WHOLE FOODS MARKET
OfficeMax
+
Office DEPOT

Walmart
Sam's CLUB
ASDA

WELLS FARGO
Google wallet
PayPal
Coinstar
InteliSpend Prepaid Solutions
BLACKHAWK NETWORK

Expand Distribution
3

2014 Prospects
New Opportunities
Other
Q4 2013
Continuing to sign well recognized,
top brands
Many opportunities to continue
expansion with top names in pipeline
Independence from Safeway provides
access to new prospects
New digital channels beginning to
contribute to growth
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Grow International Business
4
• Expanding distribution: Japan, Korea, Brazil, South Africa and
Singapore
• Retailo acquisition provided sizable market share in Germany
- 2014 forecast Adjusted Operating Revenue $19M
• Recruiting major retailers, banks and telco’s as digital partners
• Google Play launching in all markets in 2014
• International load value grew 41% in 2013 and expected to grow
59% in 2014

Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Maritz
AIMIA INSPIRING LOYALTY
BI WORLDWIDE
BEHAVIOR

incentec SOLUTIONS, INC.
ACB
INCENTONE
FLEXWAGE ON DEMAND PAY

InteliSpend Prepaid Solutions
A Blackhawk Network Business
parago
Berkeley Payment Solutions
SWIFT PREPAID SOLUTIONS

DISCOVER MasterCard VISA
NYCE
STAR
FIS
TSYS
MetaBank
Peoples Trust
usbancorp

BLACKHAWK NETWORK

Addressing New Payment Markets: Incentives
& Rewards Payments Market
Incentives &
Rewards Solutions
Loyalty Solutions
Wellness Solutions
Program
Management
Peer-to-Peer
Sales
Tracking
Rebates
Loyalty
Solution Bundling
Product Features
Fulfillment
Client Services
Customer Service
Card Networks
ATM Networks
Processors
Issuing Banks
5

Solution
Providers
Technology
Platforms
Program
Managers
Payment
Networks
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Addressing New Payment Markets:
5
• Integrate BHN and InteliSpend product offerings
• Closed loop, physical and digital cards
• Launch new capabilities
• Solution Sales - Incentec technology platform
• International open loop offering
• Improve fulfillment efficiencies including real time activation
2014 Outlook
$ in millions
Load Value $665 - $690
Adjusted Operating Revenue $43 - $45

Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Strategic Acquisitions
6

Criteria for
Acquisitions
Recent
Acquisitions
Well Positioned
to Execute
Independent capital structure and free cash
flow make Blackhawk well positioned to
evaluate strategic acquisitions
• Strategic fit
• Earnings accretion
• Positive free cash flow
• Synergies – revenue and expense
InteliSpend and Retailo are examples of
strategic opportunities that extend our core
business and/or provide additional solutions
for our partner base
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

FINANCIAL REVIEW AND 2014 GUIDANCE 19 Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

2014 Growth Targets

• Adjusted Operating Revenue target mid-point +26%
– InteliSpend contributes +7%
• Adjusted EBITDA target mid-point +22%
– Impacted by T-Mobile launch, deferred revenue accounting on
InteliSpend and higher distribution program development expenses
• Adjusted Net Income target mid-point +13%
– Interest expense (acquisitions funding + credit costs post SWY spin)
– Higher depreciation (acquisitions and technology investments)
– Planned tax rate increase due to state taxes (mitigation possible)
• For 2015, would not expect these YOY negative impacts
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

2014 Annual Financial Guidance
2014 2013 % increase
Adjusted Operating Revenue $ 670M - $ 690M $ 541M 24% - 28%
Adjusted EBITDA $ 137M - $ 142M $ 114M 20% - 24%
Adjusted Net Income $   64M - $   67M $   58M 11% - 16%
Adjusted Net Income per Share $ 1.19 - $ 1.24 $ 1.09 9% - 14%
• Tax rate on “Adjusted Pre-tax Income” of 41% for 2014 has 5%
negative impact on growth in Adjusted Net Income
– Longer term tax rate should trend to 39% or lower
• Slower rate of CapEx growth will reduce depreciation increase
• Forecast 54.0 million weighted average shares (diluted) +3%

Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Quarterly Guidance
$ in millions except per share amounts
Q1’14: Reminder – small $ earnings base in Q1-Q3 can result in large % swings on minor variances
Q2’14: YOY impacted by lumpy Visa gift breakage revenue in Asia-Pac in 2013 ($3.5M)
Q2’14-Q3’14: Impacted by T-Mobile ongoing launch costs, higher program development and net marketing expense, transition to insourced call center, depreciation, interest expense and tax rate
Q4’14: YOY growth normalizes based on typical holiday seasonality
Note: Annual guidance remains per previous slide and Feb 20, 2014 Investor Conference
Q1 through Q3 comprised of 12 weeks; Q4 is 16 weeks in 52 week year, 17 weeks in 53 week year (2014 is 53 week year)

Adjusted Operating Revenues
Adjusted EBITDA
Adjusted Net Income
Adjusted EPS (rounded)
$111.0 - $116.0
$9.5 - $11.0
$2.3 - $3.1
$0.04 - $0.06
$89.1
$7.4
$2.0
$0.04
25%-30%
29%-50%
17%-58%
33%-100%
Q1 2014
Preliminary
Q1 2013
Actual
% Increase

Adjusted Operating
Revenue Growth
Adjusted EBITDA
Margin¹
Adjusted EPS
Growth
Mid- to Long-Term Financial Targets
20%+
Low 20s
20%+

1.  Calculated as Adjusted EBITDA divided by Adjusted Operating Revenue.

WELLS FARGO
SunTrust
Bank of America
usbank
BMO Harris Bank
UnionBank
Deutsche Bank
Credit Suisse
citi
Goldman Sachs
Raymond James

BLACKHAWK NETWORK

Credit Facility Overview
• $225M Term Loan, $175M initial draw
– $50M delayed draw available through September 2014
– Amortization: 5% year 1; 10% year 2; 15% year 3
• $200M revolving line of credit
– Short-term working capital needs
– $100M sublimit for trade credit (L/Cs)
– Additional $100M with L/C sublimit of $200M during holidays
• Closed on March 28, 2014
• Total debt cap = 2.75X LTM Adjusted EBITDA
$525M four-year credit facility

Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

APPENDIX 25 Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Adjusted Operating Revenues Reconciliation
(including Pro forma)

(amounts in millions)
2013 2009
Total Operating Revenues
$         1,138 $        504
Less: Distribution Partner Commissions
(597) (266)
Less: Issuing bank contract amendment fee adj.
(12)
Adjusted Operating Revenues
$         541 $        226
Adjust for Safeway commission change
(10)
Pro forma Adjusted Operating Revenues
$         541 $        216
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited

Adjusted EBITDA Reconciliation
(including Pro forma)

(amounts in millions) 2013 2009
Net income before allocation to NCI
$              54
Interest income and other income, net
- (2)
Interest expense
- -
Income tax expense
30 24
Depreciation and amortization
28 8
EBITDA
$           57
Adjustments to EBITDA:
Employee stock-based compensation
8 2
Distribution partner mark-to-market expense
9 6
Change in fair value of contingent consideration
(15)
Issuing bank contract amendment fee adjustment
(12)
Adjusted EBITDA
$          114 $             53
Adjust for Safeway commission change
- (10)
Pro forma adjusted EBITDA
$          114 $            43
Blackhawk Network Confidential – Reproduction or Redistribution Prohibited
$           27
$           112

Thank You